SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



    Date of Report             January 16, 2004
                  --------------------------------------------------------
                       (Date of earliest event reported)



                      DAIMLERCHRYSLER MASTER OWNER TRUST

                   DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
    ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      State of Delaware             333-106332                38-3523542
----------------------------     ----------------       -----------------------
(State or other jurisdiction       (Commission)             (IRS Employer
      of incorporation)              File No.)            Identification No.)



             27777 Inkster Road, Farmington Hills, Michigan 48334
    ----------------------------------------------------------------------
                   (Address of principal executive offices)


    Registrant's telephone number, including area code   (248) 427-2577
                                                      --------------------


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Item 5.   Other Events.
          ------------

     On January 16, 2004, DaimlerChrysler Master Owner Trust (the "Trust") issued a series of notes designated as DaimlerChrysler Master Owner Trust Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2004-A pursuant to the Series 2004-A Indenture Supplement, dated as of January 1, 2004 (the "Series 2004-A Indenture Supplement"), to the Indenture, dated as of June 1, 2002, between the Trust and The Bank of New York, as Indenture Trustee. The Series 2004-A Indenture Supplement is attached hereto as Exhibit 4.


Item 7.   Financial Statements, Pro Forma Financial Information and
          ---------------------------------------------------------
          Exhibits.
          --------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

     (a) Financial statements of businesses acquired;

         None

     (b) Pro forma financial information:

         None

     (c) Exhibits:

         Exhibit 4       Series 2004-A Indenture Supplement


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


                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC as depositor to CARCO Auto Loan Master Trust and as beneficiary of DaimlerChrysler Master Owner Trust

                              By:  Chrysler Financial Receivables
                                   Corporation, a Member


                              By:        /s/ B. C. Babbish
                                   ------------------------------------
                                             B. C. Babbish
                                             Assistant Secretary



Date:  January 29, 2004


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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.         Description of Exhibit
-----------         ----------------------

    4               Series 2004-A Indenture Supplement


                                      4